Exhibit 99.1 Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…WorldwideExhibit 99.1 Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward- looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, which you should review carefully, and in our subsequent quarterly reports on form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2Special Note Regarding Forward-Looking Statements Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward- looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, which you should review carefully, and in our subsequent quarterly reports on form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2

Solutions for Every Lab Discipline Kewaunee Scientific Corporation | NASDAQ: KEQU 3Solutions for Every Lab Discipline Kewaunee Scientific Corporation | NASDAQ: KEQU 3

Consistent, Year-Over- Year Revenue Growth Kewaunee Scientific, founded 1906, is a global $158M +14.1% leader in the design, manufacture and installation $139M +7.8% of laboratory, healthcare $129M and technical furniture products FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 4 4Consistent, Year-Over- Year Revenue Growth Kewaunee Scientific, founded 1906, is a global $158M +14.1% leader in the design, manufacture and installation $139M +7.8% of laboratory, healthcare $129M and technical furniture products FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 4 4

Our Vision Why We Win To be the global supplier of • Global sales and delivery capabilities choice with customers in the • Extensive product portfolio lab furniture and • Superior dealer and infrastructure markets. distribution network • Innovative new products Encouraging new • Strong balance sheet discovery…Worldwide Kewaunee Scientific Corporation | NASDAQ: KEQU 5Our Vision Why We Win To be the global supplier of • Global sales and delivery capabilities choice with customers in the • Extensive product portfolio lab furniture and • Superior dealer and infrastructure markets. distribution network • Innovative new products Encouraging new • Strong balance sheet discovery…Worldwide Kewaunee Scientific Corporation | NASDAQ: KEQU 5

HEALTH • Market includes life sciences, pharmaceutical, bio- technology and healthcare customers • Macro population and aging trends support continued investment in health related initiatives requiring laboratories Active in INDUSTRIAL • Market includes chemicals, petroleum, manufacturing and aerospace Multiple • Continued global investment in research and development • Expanding spend on infrastructure Sectors EDUCATION • Market includes K-12 and colleges and universities • Increasing investments being made in STEM requiring new or upgraded facilities • State and local governments beginning to fund education infrastructure improvements Kewaunee Scientific Corporation | NASDAQ: KEQU 6HEALTH • Market includes life sciences, pharmaceutical, bio- technology and healthcare customers • Macro population and aging trends support continued investment in health related initiatives requiring laboratories Active in INDUSTRIAL • Market includes chemicals, petroleum, manufacturing and aerospace Multiple • Continued global investment in research and development • Expanding spend on infrastructure Sectors EDUCATION • Market includes K-12 and colleges and universities • Increasing investments being made in STEM requiring new or upgraded facilities • State and local governments beginning to fund education infrastructure improvements Kewaunee Scientific Corporation | NASDAQ: KEQU 6

2018 Lab Furniture and Enclosure Global Market* Continued Global Growth Opportunity 5% • The overall market for laboratory furniture and enclosures is forecasted to grow at a 5 year compound annual 27% growth rate of 3.3%.* $1.5B 41% Market • International and emerging markets Opportunity* forecasted to grow faster than established markets.* 26% US Europe Asia Rest of World Kewaunee Scientific Corporation | NASDAQ: KEQU 7 *SEFA Laboratory and Furniture Market Report - 20172018 Lab Furniture and Enclosure Global Market* Continued Global Growth Opportunity 5% • The overall market for laboratory furniture and enclosures is forecasted to grow at a 5 year compound annual 27% growth rate of 3.3%.* $1.5B 41% Market • International and emerging markets Opportunity* forecasted to grow faster than established markets.* 26% US Europe Asia Rest of World Kewaunee Scientific Corporation | NASDAQ: KEQU 7 *SEFA Laboratory and Furniture Market Report - 2017

Global Geographic Footprint Sales Office China Corp. HQ, Statesville, NC Manufacturing Operations & Sales Office Distribution Singapore India Sales Office and Manufacturing Operations Kewaunee Scientific Corporation | NASDAQ: KEQU 8Global Geographic Footprint Sales Office China Corp. HQ, Statesville, NC Manufacturing Operations & Sales Office Distribution Singapore India Sales Office and Manufacturing Operations Kewaunee Scientific Corporation | NASDAQ: KEQU 8

End to End Customer Engagement Design Manufacture Install Customers trust Kewaunee with their entire laboratory project based on the Company’s history of providing total laboratory design and engineering solutions and the Company’s ability to design, manufacture and install the most complex products. Kewaunee Scientific Corporation | NASDAQ: KEQU 9End to End Customer Engagement Design Manufacture Install Customers trust Kewaunee with their entire laboratory project based on the Company’s history of providing total laboratory design and engineering solutions and the Company’s ability to design, manufacture and install the most complex products. Kewaunee Scientific Corporation | NASDAQ: KEQU 9

Key Products & Solutions • Laboratory furniture • Fume hoods • Laminar flow • Biologic safety cabinets (BSC) • Service (installation, repair, etc.) • Mechanical systems design and execution Kewaunee Scientific Corporation | NASDAQ: KEQU 10Key Products & Solutions • Laboratory furniture • Fume hoods • Laminar flow • Biologic safety cabinets (BSC) • Service (installation, repair, etc.) • Mechanical systems design and execution Kewaunee Scientific Corporation | NASDAQ: KEQU 10

Laboratory Furniture • Extensive product portfolio • Flexible systems for every lab • Alpha: Flexible workstation • Enterprise: Adaptable workstation • Evolution: Column-based systems • CoDA: New, revolutionary design • Innovative Design Kewaunee Scientific Corporation | NASDAQ: KEQU 11Laboratory Furniture • Extensive product portfolio • Flexible systems for every lab • Alpha: Flexible workstation • Enterprise: Adaptable workstation • Evolution: Column-based systems • CoDA: New, revolutionary design • Innovative Design Kewaunee Scientific Corporation | NASDAQ: KEQU 11

Fume Hoods • Venturi • Custom enclosures • Full access hoods • Fume hood testing • Detect air filtered fume hoods Kewaunee Scientific Corporation | NASDAQ: KEQU 12Fume Hoods • Venturi • Custom enclosures • Full access hoods • Fume hood testing • Detect air filtered fume hoods Kewaunee Scientific Corporation | NASDAQ: KEQU 12

Laminar Flow

- Front-loading HEPA Filter
- Optional adjustable height base stand
- Optional epoxy resin or stainless steel dished worksurface



Biologic Safety Cabinets





- Double wall construction
- Easy access, touch screen controls
- Telescopic base stand options include manual or electrically operated adjustable height
- Quietest in the industry
- Industry leading performance and efficacy

Kewaunee Scientific Corporation | **NASDAQ: KEQU**

KEWAUNEE® 13

Service Carriers

- Ceiling Panels
- Overhead Service Enclosure
- Overhead service manifolds



KemResin Work Tops

- Excellent resistance to acids, alkalies and solvents
- Highly resistant to heat and normal physical abuse
- Usable wherever physical and chemical resisting properties are required

Kewaunee Scientific Corporation | **NASDAQ: KEQU**

KEWAUNEE® 14

Historical Financials Consistent Revenue and Backlog Expansion Generating Revenue Internationally Revenue Backlog Domestic International $158M $115M $113M $139M $103M $129M $116M $114M $101M $43M $26M $25M FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 15Historical Financials Consistent Revenue and Backlog Expansion Generating Revenue Internationally Revenue Backlog Domestic International $158M $115M $113M $139M $103M $129M $116M $114M $101M $43M $26M $25M FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 15

Historical Financials Diluted EPS Annualized Dividend Net Income $5.2M $1.87 $0.66 $1.66 $0.58 $4.5M $0.51 $1.42 $3.8M FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 16Historical Financials Diluted EPS Annualized Dividend Net Income $5.2M $1.87 $0.66 $1.66 $0.58 $4.5M $0.51 $1.42 $3.8M FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 FY2016 FY2017 FY2018 Kewaunee Scientific Corporation | NASDAQ: KEQU 16

Financials– First Quarter, Fiscal Year 2019 Revenue Net Earnings Diluted EPS $42.2M $0.50 $33.9M $1.4M $0.42 $1.1M 1Q18 1Q19 1Q18 1Q19 1Q18 1Q19 Kewaunee Scientific Corporation | NASDAQ: KEQU 17Financials– First Quarter, Fiscal Year 2019 Revenue Net Earnings Diluted EPS $42.2M $0.50 $33.9M $1.4M $0.42 $1.1M 1Q18 1Q19 1Q18 1Q19 1Q18 1Q19 Kewaunee Scientific Corporation | NASDAQ: KEQU 17

Balance Sheet ($000’s) As of July 31, 2018 As of April 30, 2018 As of April 30, 2017 Cash & Cash Equivalents $9,064 $9,716 $12,506 Total Assets $84,996 $84,358 $80,916 Total Liabilities $36,599 $36,837 $37,659 Total Stockholders’ Equity $48,397 $47,521 $43,257 Total Liabilities & Equity $84,996 $84,358 $80,916 Kewaunee Scientific Corporation | NASDAQ: KEQU 18Balance Sheet ($000’s) As of July 31, 2018 As of April 30, 2018 As of April 30, 2017 Cash & Cash Equivalents $9,064 $9,716 $12,506 Total Assets $84,996 $84,358 $80,916 Total Liabilities $36,599 $36,837 $37,659 Total Stockholders’ Equity $48,397 $47,521 $43,257 Total Liabilities & Equity $84,996 $84,358 $80,916 Kewaunee Scientific Corporation | NASDAQ: KEQU 18

Growth Tenets

- Favorable secular mega trends
  - ✓ Continued focus on “discovery” and “innovation”
  - ✓ Increased investment in STEM and related education programs
  - ✓ Aging global population
  - ✓ Global infrastructure improvement
  - ✓ Emerging markets moving from industrial to service economies
- Grow market share through geographic and channel diversity
- Differentiate through capability, scale and service
  - ✓ Able to deliver the largest jobs
  - ✓ Global reach and execution
  - ✓ Outstanding capabilities in engineering, design, manufacture and installation
- Develop and acquire new, innovative products and services

Kewaunee Scientific Corporation | **NASDAQ: KEQU**

KEWAUNEE® 19

Key Upcoming Milestones & Management Goals Near Term • Ramp expanded India facility • Middle East office expansion • CoDA new product launch Long Term • Continue to support dividend • Continue organic investment in new and innovative products • Continue to re-invest in the existing business through judicious capital deployment • Develop framework for inorganic growth Kewaunee Scientific Corporation | NASDAQ: KEQU 20Key Upcoming Milestones & Management Goals Near Term • Ramp expanded India facility • Middle East office expansion • CoDA new product launch Long Term • Continue to support dividend • Continue organic investment in new and innovative products • Continue to re-invest in the existing business through judicious capital deployment • Develop framework for inorganic growth Kewaunee Scientific Corporation | NASDAQ: KEQU 20

Kewaunee Scientific Corporation NASDAQ: KEQU Encouraging new discovery… WorldwideKewaunee Scientific Corporation NASDAQ: KEQU Encouraging new discovery… Worldwide